SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K


                 Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) July 21, 1999



                     THE BEAR STEARNS COMPANIES INC.
          Exact name of registrant as specified in its charter




DELAWARE                   File No. 1-8989           13-3286161
(State or other            (Commission File          (IRS Employer
 jurisdiction of             Number)                  Identification
 incorporation)                                       Number)


         245 Park Avenue, New York, New York                    10167
         (Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:       (212)  272-2000
                                                          ---------------


                                Not Applicable
         (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc. ( the
"Company") Press Release, dated July 21, 1999, announcing its earnings for the quarter and fiscal year ended June 30, 1999 which includes the Unaudited Consolidated Statements of Income for the Company for the quarters and fiscal years ended June 30, 1999 and June 30, 1998, and the three months ended March 26, 1999. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated July 21, 1999.

                                            Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                      By:   /s/Marshall J Levinson
                                            Marshall J Levinson
                                            Controller and Assistant Secretary
                                           (Principal Accounting Officer)

Dated:   July 21, 1999

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                       Press Release, dated July 21, 1999